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                                                                    EXHIBIT 24.1

                            POWER OF ATTORNEY

                  KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Douglas J. Burgum and Douglas R. Herman, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 of Great Plains Software, Inc. to be filed under the Securities Act of 1933 for the registration of the sale of shares of Common Stock of Great Plains Software, Inc. by the selling shareholders named therein, and any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

                  Name                             Date
                  ----                             ----

                 /s/ Douglas J. Burgum               August 19, 1999
                 ----------------------------      ------------------
                 Douglas J. Burgum


                 /s/ Tami L. Reller                  August 17, 1999
                 -----------------------------     ------------------
                 Tami L. Reller


                  /s/ David K. Edson                 August 17, 1999
                 ----------------------------      ------------------
                 David K. Edson


                 /s/ Bradley J. Burgum               August 17, 1999
                 ----------------------------      ------------------
                 Bradley J. Burgum


                 /s/ Frederick W. Burgum             August 18, 1999
                 ----------------------------      ------------------
                 Frederick W. Burgum


                 /s/ William V. Campbell             August 17, 1999
                 ----------------------------      ------------------
                 William V. Campbell


                 /s/ J. A. Heidi Roizen              August 17, 1999
                 ----------------------------      ------------------
                 J. A. Heidi Roizen


                 /s/ Joseph S. Tibbetts, Jr.         August 17, 1999
                 ----------------------------      ------------------
                 Joseph S. Tibbetts, Jr.